FIRST AMENDMENT TO THE
ISABELLA BANK CORPORATION
AND RELATED COMPANIES
DEFERRED COMPENSATION PLAN
FOR DIRECTORS

The Isabella Bank Corporation and Related Companies Deferred Compensation Plan for Directors dated July 1, 2008 (the “Plan”), is hereby amended effective as of the date on which it is executed, by deleting Section 4.01 of the Plan in its entirety and replacing it with the following:

4.01    Participant Contributions. Each Participant may defer all or any portion of his Director’s salary, retainer, and fees that are earned from any participating Company for the year commencing after the date of said timely election as he may specify on his election form. Such amounts so deferred shall be paid only as provided in the Plan. A Participant may change the amount of, or suspend, future deferrals with respect to his Director’s salary, fees, and retainers earned for years commencing after the date of change or suspension as he may specify by written notice to the participating Company; provided such change is made prior to January 1 of the calendar year in which the amount to be deferred is earned.

The sum of (i) the Participant’s deferrals pursuant to this Plan during a Plan Year, and (ii) the deductions from the Participant’s Director’s salary, fees, and retainers that are made during such Plan Year pursuant to The Isabella Bank Corporation Stockholder Dividend Reinvestment and Employee Stock Purchase Plan (the “DRIP”), must be equal to at least 25% of the Participant’s total Director’s salary, fees, and retainers that are earned from the participating Companies (in the aggregate) during such Plan Year. If a Participant’s deferrals pursuant to this Plan during a Plan Year are less than 25% of his Director’s salary, retainer, and fees that are earned from participating Companies (in the aggregate) for such Plan Year, then the Participant must submit to, or have on file with, the plan administrator of the DRIP an authorization card that requires deductions pursuant to the DRIP that are sufficient to ensure that the requirements of the prior sentence are satisfied.

[Signature page follows.]

IN WITNESS WHEREOF, this First Amendment to the Isabella Bank Corporation and Related Companies Deferred Compensation Plan for Directors is made effective as of the date on which it is executed.

ISABELLA BANK CORPORATION

Dated:    August 28, 2013        By:    /s/ Richard J. Barz
Richard J. Barz, CEO

[Signature page to First Amendment to the Isabella Bank Corporation and Related Companies Deferred Compensation Plan for Directors]

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